AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED JANUARY 5, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2006

This supplement updates certain information contained in the above-mentioned Prospectus of AXA Enterprise Multimanager Funds Trust (the “Trust”), as supplemented. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about the liquidation and termination of the AXA Enterprise Multimanager Health Care Fund.

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

On December 7, 2006, the Trust’s Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) under which the AXA Enterprise Multimanager Health Care Fund (“Fund”) will liquidate and terminate due to the inability to attract a sufficient number of investors in the Fund and maintain its assets at an economically viable level. It is expected that the liquidation will take place in the second quarter 2007 (the “Liquidation Date”). Under the Plan, the Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents and pay any liabilities by the Liquidation Date. On the Liquidation Date, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the Fund shares. Once the distribution is complete, the Fund will terminate.

In anticipation of the liquidation, the Fund will close to new investments, effective on Monday, January 8, 2007. In addition, the Fund will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, the Fund might not pursue its investment objectives or policies.

Please note that you may redeem or exchange your shares of the Fund at any time prior to the Liquidation Date.

For more information, please call Enterprise Fund Distributors, Inc. at 1-800-432-4320.

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